COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Supplement dated December 19, 2006

to the Prospectus dated August 10, 2006

The information below replaces the second paragraph in the section entitled “Investment Objective, Principal Investment Strategies and Related Risks—Principal Investment Strategies:”

In managing the fund’s portfolio, Cohen & Steers Capital Management, Inc., the fund’s investment advisor (the Advisor), and Cohen & Steers Asia Limited (Cohen & Steers Asia), Cohen & Steers UK Limited (Cohen & Steers UK) and Houlihan Rovers S.A. (Houlihan Rovers), the fund’s subadvisors (the Subadvisors), rely on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return, through a combination of dividend income and capital appreciation. A company’s potential for success is evaluated in light of the company’s current financial condition, its industry position, and economic and market conditions. A number of company-specific factors are considered, including quality of management, financial condition, corporate governance, business plan and cash flow and dividend growth potential.

The information below replaces the fifth paragraph in the section entitled “Management of the Fund—the Advisor and Subadvisors:”

Cohen & Steers UK Limited, with offices located at Berkeley Square House, 2nd Floor, Berkeley Square, London, U.K. has also been retained as a sub-advisor for the fund. CNS UK provides investment advisory and research services to the Advisor and Houlihan Rovers in connection with managing the fund’s investments in Europe. Cohen & Steers UK, a registered investment adviser, was formed in 2006 and is a wholly owned subsidiary of the Advisor.

Houlihan Rovers S.A., with offices located at 166 Chausee de la Hulpe, Brussels, Belgium, also has been retained as sub-advisor for the fund. Houlihan Rovers provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Europe. Houlihan Rovers was formed in February 2000 and is a registered investment adviser. As of October 31, 2006, Houlihan Rovers managed approximately $3.9 billion in assets. Houlihan Rovers is a wholly-owned subsidiary of CNS.

The information below replaces the second and third paragraphs under the section entitled “Management of the Fund—Portfolio Managers”:

The Advisor and subadvisors utilize a team-based approach in managing the fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Messrs. Corl, Oakes, Houlihan, Rovers and Cheung direct and supervise the execution of the fund’s investment strategy, and lead and guide other members of the global investment team.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

Supplement dated December 19, 2006

to the Statement of Additional Information dated August 10, 2006

The information below replaces the fifth and sixths paragraphs in the section entitled “Investment Advisory and Other Services—The Advisor and Subadvisors:”

Cohen & Steers Asia Limited, a registered investment adviser, was formed in 2005 and provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Asia Pacific real estate securities. Cohen & Steers Asia is a wholly owned subsidiary of the Advisor.

Cohen & Steers UK Limited, a registered investment advisor, was formed in 2005 and provides investment advisory and research services to the Advisor and Houlihan Rovers in connection with managing the Fund’s investments in Europe. Cohen & Steers UK, a registered investment adviser, was formed in 2006 and is a wholly owned subsidiary of CNS.

Houlihan Rovers, a registered investment advisor, was formed in February 2000 and provides investment advisory and research services to the Advisor in connection with managing the Fund’s investments in Europe. As of October 31, 2006, Houlihan Rovers managed approximately $3.9 billion in assets for U.S. and non-U.S. investment companies and institutional clients. Houlihan Rovers is a wholly-owned subsidiary of CNS.

For its services under the management agreement, the Fund pays the Advisor a monthly management fee at the annual rate of 1.00% of the average daily net asset value of the Fund. Pursuant to a separate sub-advisory agreement with each Subadvisor, the Advisor (not the Fund) pays Cohen & Steers Asia, Cohen & Steers UK and Houlihan Rovers 16.3%, 6.3% and 6.3%, respectively, of the management fee received by the Advisor from the Fund (net of operating expenses of the Fund borne by the Advisor pursuant to its management agreement with the Fund).